SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          15-Jun-01

CWABS, INC.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF FEBRUARY 26, 2001, PROVIDING FOR THE ISSUANCE OF
REVOLVING HOME EQUITY LOAN ASSET BACKED PASS-THROUGH
CERTIFICATES, SERIES 2001-A)

CWABS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE               333-38686-05          95-4596514
(State or Other        (Commission          (I.R.S. Employer
Jurisdiction of        File Number)         Identification
Incorporation)                              Number)



4500 Park Granada, Calabasas, CA 91302
(Address of Principal            (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:     818-225-3240

Item 5.  Other Events

On 15-Jun-0a scheduled distribution was made from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
    15-Jun-0The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current
    Commission policy in the area.

A.  Monthly Report Information:
    See Exhibit No.1

B.  Have any deficiencies occurred?   NO.
            Date:
            Amount:

C.  Item 1: Legal Proceedings:   NONE

D.  Item 2: Changes in SecuritiesNONE

E.  Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.  Item 5: Other Information - Form 10-Q, Part II -
    Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

    Exhibit No.

1. Monthly Distribution Report dated           15-Jun-01

COUNTRYWIDE HOME EQUITY LOAN TRUST
REVOLVING ASSET BACKED PASS-THROUGH CERTIFICATES
SERIES 2001-A

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:      15-Jun-01

            Beginning
            Certificate
    Class   Balance(1)           Principal              Interest
    Note    451,170,525.61       7,326,692.63           1,694,865.94

                                                        Ending
                                                        Certificate
    Class   Cusip                Losses                 Balance
    Note    126671LS3                  0.00             443,843,832.98

          AMOUNTS PER $1,000 UNIT


    Class   Principal            Interest               Total
    Note    15.92759267           3.68449117             19.61208385


            Ending                                      Current
            Certificate                                 Pass-Through
    Class   Balance                  Losses             Interest Rate
    Note    964.87789778               0.00                 4.36250%


Investor Certificate Rates based on a LIBOR of:             4.12250%


Distribution  15-Jun-01

    Distribution Statement
    Sale and Servicing Agreement dated Feb 26, 2001


(i) Investor Floating Allocation Percentage   100.00000%

(ii)Investor Certificate Distribution Amount9,021,558.57

(iiiInvestor Certificate Interest           1,694,865.94

(iv)Unpaid Investor Cert Int Shortfall paid        0.00
Per $1000 of Original Investor Cert Prin Bal   0.000000

(v) Remaining Unpaid Investor Cert Int Sfall       0.00
Per $1000 of Original Investor Cert Prin Bal   0.0000000

(vi)Principal Distributed
(viiInvestor Loss Amount paid as principal         0.00
Investor Loss Reduction Amounts paid as prin       0.00
    Accelerated Principal Distribution Amoun1,155,800.10
    Scheduled Principal Distribution Amount 6,170,892.53
    Guaranteed Principal Distribution Amount       0.00
    Total Principal Distributed             7,326,692.63

(viiUnreimbursed Investor Loss Reduction Amn       0.00
Per $1000 of Original Investor Cert Prin Bal   0.0000000

(ix)Basis Risk Carryforward Distributed            0.00

(x) Basis Risk Carryforward Remaining              0.01

(xi)Servicing Fee                            187,431.92

(xii)
    Invested Amount (before distributions)  451,170,525.61
    Invested Amount (after distributions)   443,843,832.98
Investor Cert Prin Bal (after distributions)443,843,832.98
    Loan Group Factor                          0.9697453

(xii Asset Balance of Mortgage Loans        443,665,714.25


(xivCredit Enhancement Draw Amount                 0.00

(xv)Delinquency Information

                         Count     Balance  % of Group Bal
30-59 days                    26 1,076,241.7   0.242579%
60-89 days                    12 118,494.34    0.026708%
90 or more days                4 234,640.06    0.052887%
Total                         42 1,429,376.1   0.322174%

*Note: The above statistics do not include loans in foreclosure proceedings or REO properties.

(xviForeclosure and REO Information


                         Count     Balance  % of Group Bal
    Foreclosure                0       0.00    0.000000%
      REO                      0       0.00    0.000000%
     Total                     0       0.00    0.000000%


(xviOptional Serv Adv (Cur Collection Period       0.00
    Optional Servicer Advances (Outstanding)       0.00

(xviInvestor Certificate Rate                   4.36250%

(xixMortgage Loans retransferred to the Transferor
    pursuant to Sect. 2.04 and 2.06
    Count                                             0
    Principal Balance                              0.00

(xx)Subordinated Transferor Collections            0.00

(xxiOvercollateralization Step-Down Amount         0.00

(xxii)
    Available Transferor Subordinated Amount       0.00
    Required Transferor Subordinated Amount          3,432,683.41
    Transferor Interest Collections                             (0.00)
    Transferor Principal Collections               11,902,076.76


Other information

    Transferor Principal Balance (Beginning)        (1,333,918.83)
    Transferor Principal Balance (Ending)             (178,118.73)
    Fixed Allocation Percentage                  100.00%
    Periods until Step-Down Remittance Date                         28

    Mortgage Loans Payment Summary
    Interest Received                       3,100,975.86
Net Liquidation Proceeds (Allocable to Int)        0.00
Insurance Proceeds (Allocable to Interest)         0.00
Servicer Optional Advance (Allocable to Int)       0.00
Purchase Price Sect. 2.02 (a) (Allocable Int       0.00
Purchase Price (90+ D Delinq) (Alloc. to Int       0.00
    Residual Advance                               0.00
    Total Interest                          3,100,975.86
    Investor Interest Collections           2,913,543.94
    Begining Balance                        449,836,606.78
    Principal Collections                   18,072,969.29
    Net Liquidation Proceeds (Alloc. to Prin       0.00
    Insurance Proceeds (Alloc. to Principal)       0.00
    Purchase Price Sect. 2.02 (a) (Alloc. to       0.00
    Purchase Price (90+ D Delinq) (Alloc. to       0.00
    Loans Removed by Servicer Sect. 2.06           0.00
    Transfer Deposit Amount per Sect. 2.02 (       0.00
    Total Principal                         18,072,969.29

    Additional Balances          11,902,076.76
    Ending Principal Balance     443,665,714.25
    Total Collections            20,986,513.23
    Alternative Principal Payment6,170,892.53

      Loans Average Daily Balance           450,432,624.71


    Weighted Average Loan Rate                   8.2939%
    Weighted Average Net Loan Rate               7.6239%
    Maximum Rate                                 7.5195%
    Excess Interest                                0.00

Loan Modification Summary                     Current
Loans with Senior Lien Bal Mod (CLTVless80%)    113,929.89
Loans with Senior Lien Bal Mod (CLTVmore80%)    463,090.71
Loans with Credit Limit Modification               0.00
Loans with Gross Margin Modification               0.00

Loan Modification Summary                    Cumulative % of Initial
Loans with Senior Lien Bal Mod (CLTV80%)    501,129.03        0.11%
Loans with Senior Lien Bal Mod (CLTV80%)    801,445.70        0.18%
Loans with Credit Limit Modification               0.00        0.00%
Loans with Gross Margin Modification               0.00        0.00%

    Credit Enhancer Information
Amt due to Credit Enhancer from Prepay Sfall       0.00
    AMBAC Surety Bond in force?                 YES
    Credit Enhancement Draw Amount                 0.00
    Guaranteed Principal Distribution Amount       0.00
    Guaranteed Distribution                 1,694,865.94
    Credit Enhancement Premium                62,877.90

    Beginning O/C Amount                           0.00
    Ending O/C Amount                              0.00
    End O/C Amt (% of Orig Pool Balance)         0.0000%

    Liquidation Loss Amount (Current Period)       0.00
    Liquidation Loss Amount (Cumulative)           0.00

    Cumulative Loss Step-Up Percentage             0.00%
Rolling Six Month Delinquency Test Violated?     NO
    Monthly Delinquency Rate                     0.0785%
    Rolling Six Month Delinquency Rate           0.1002%
    Spread Rate                                  3.2614%
    Excess Spread Rate                           3.2614%
    Rolling three month Excess Spread Percen     2.5993%
    Required Subordinated Percentage               1.50%
Balance used for Required Subordinated AmounInitial Bal
    Initial Subordinated Amount             ($2,308,878.06)
    Can Required Transferor Sub Amt be Reduc     NO
    Has a Rapid Amortization Event occurred?     NO
    Cause of Rapid Amortization Event.           NA
    Has an Event of Servicing Termination oc     NO
    Cause of Event of Servicing Termination.     NA

    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       CWABS, INC.

                       By: /s/ Barbara Grosse
                       Name:  Barbara Grosse
                       Title: Vice President
                       Bank One

Date 6/30/01